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                                                                   EXHIBIT 10.26
                          COMPANY AFFILIATE AGREEMENT


     THIS AFFILIATE AGREEMENT is entered into as of September 21, 1999 (this "Agreement"), by and among Chemdex Corporation, a Delaware corporation ("Parent"), Promedix.com, Inc., a Delaware corporation (the "Company"), and _______________________ ("Affiliate").

                                    RECITALS
                                    --------

     A. Parent, Popcorn Acquisitions Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and the Company have entered into an Agreement and Plan of Merger dated as of September __, 1999 (the "Merger Agreement"), providing for the merger of Merger Sub with and into the Company (the "Merger"). The Merger Agreement contemplates that, upon consummation of the Merger, (i) the holders of the capital stock of the Company ("Company Capital Stock") will receive shares of common stock of Parent ("Parent Common Stock") in exchange for their shares of Company Capital Stock, and (ii) the Company will become a wholly-owned subsidiary of Parent. It is accordingly contemplated that Affiliate will receive shares of Parent Common Stock in the Merger.

     B. Affiliate understands that the Parent Common Stock being issued in the Merger will be issued pursuant to a registration statement on Form S-4 and that Affiliate may be deemed to be an "affiliate" of the Company, as the term "affiliate" is used for purposes of paragraphs (c) and (d) of Rule 145 ("Rule 145") of the General Rules and Regulations of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), and as such, Affiliate may only transfer, sell or dispose of such Parent Common Stock in accordance with this Affiliate Agreement and Rule 145.

     NOW, THEREFORE, in order to induce Parent to consummate the transactions contemplated by the Merger Agreement, and for other valuable consideration (the receipt and sufficiency of which are hereby acknowledged by Affiliate), Affiliate hereby covenants and agrees as follows:

                                   ARTICLE I

     1.   Representations and Warranties of Affiliate.  Affiliate represents and
          -------------------------------------------
warrants to Parent as follows:

          1.1  Ownership.  Affiliate is the holder and "beneficial owner" (as
               ---------
defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of shares of the Company Capital Stock set forth under Affiliate's signature below (the "Company Shares"), and Affiliate has good and valid title to the Company Shares, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature.

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          1.2  Limitation on Transfer.  Affiliate has carefully read this
               ----------------------
Agreement, and has discussed with Affiliate's own independent counsel to the extent Affiliate felt necessary the limitations imposed on Affiliate's ability to sell, transfer or otherwise dispose of the shares of Parent Common Stock that Affiliate is to receive in the Merger (the "Parent Shares"). Affiliate fully understands the limitations this Agreement places upon Affiliate's ability to sell, transfer or otherwise dispose of the Parent Shares and the Company Shares.

                                  ARTICLE II

     2.   Transfer Restrictions.
          ---------------------

          2.1  Prohibition Against Transfer.  In addition to the restrictions
               ----------------------------
set forth elsewhere herein, Affiliate agrees that Affiliate shall not effect any sale, transfer or other disposition of the Parent Shares unless:

               (a) such sale, transfer or other disposition is made in conformity with the volume and other requirements of Rule 145 under the Securities Act;

               (b) such sale, transfer or other disposition is effected pursuant to an effective registration statement under the Securities Act; or

               (c) an authorized representative of the SEC shall have rendered written advice to Affiliate to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to such proposed sale, transfer or other disposition, and a copy of such written advice and all other related communications with the SEC shall have been delivered to Parent.

          2.2  Stop Transfer Instructions; Legend. Affiliate acknowledges and
               ----------------------------------
agrees that (a) stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Shares, and (b) each certificate representing any of such shares of Parent Common Stock or any substitutions thereof shall bear a legend (together with any other legend or legends required by applicable state securities laws or otherwise), stating in substance:

     THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH RULE AND IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED AS OF SEPTEMBER __, 1999 BETWEEN THE REGISTERED HOLDER HEREOF AND CHEMDEX CORPORATION, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF CHEMDEX CORPORATION.

                                  ARTICLE III

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     3.   General Provisions.
          ------------------

          3.1  Specific Performance.  The parties agree that irreparable damage
               --------------------
would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Affiliate agrees that, in the event of any breach or threatened breach by Affiliate of any covenant or obligation contained in this Agreement, each of Parent and the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

          3.2  Independence of Obligations.  The covenants and obligations
               ---------------------------
of Affiliate set forth in this Affiliate Agreement shall be construed as independent of any other agreement or arrangement between Affiliate, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Affiliate against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Affiliate.

          3.3  Notices. Any notice or other communication required or permitted
               -------
to be delivered under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile confirmation) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

     If to Parent:            Chemdex Corporation
                              3950 Fabian Way
                              Palo Alto, CA 94308
                              Attention: Chief Executive Officer
                              Telephone No.: (650) 813-0300
                              Telecopy No.:  (650) 813-0304

     with a copy at the same address to the attention of the General Counsel and Secretary and with a copy to:

                              Venture Law Group
                              A Professional Corporation
                              2800 Sand Hill Road
                              Menlo Park, California 94025
                              Attention: Steven J. Tonsfeldt
                              Telephone No.: (650) 854-4488
                              Telecopy No.:  (650) 233-8386

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     If to Company:           Promedix.com, Inc.
     448 East Winchester      Avenue, Suite 200
                              Salt Lake City, Utah 84107
                              Attention: Chief Executive Officer
                              Telephone No.: (800) 453-1264
                              Telecopy No.:  (801) 261-7475

     With  a copy to:         Orrick, Herrington & Sutcliffe LLP
                              1020 Marsh Road
                              Menlo Park, CA 94025
                              Attention:  Geoffrey P. Leonard, Esq.
                              Telephone No.: (650) 614-7470
                              Telecopy No.:  (650) 614-7401

     If to Affiliate:

     at the address or facsimile phone number set forth below Affiliate's signature on the signature page hereof.

     With a copy to:          _____________________________
                              _____________________________
                              _____________________________
                              Attention:  _________________
                              Telephone No.:  _____________
                              Telecopy No.:  ______________

          3.4  Severability.  If any provision of this Agreement or any part of
               ------------
any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

          3.5  Governing Law.  This Agreement shall be construed in accordance
               -------------
with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

          3.6  Waiver.  No failure on the part of Parent or the Company to
               ------
exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent or the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any

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such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither Parent or the Company shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the party deemed to be charged; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          3.7   Captions.  The captions contained in this Agreement are for
                --------
convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

          3.8   Further Assurances.  Affiliate shall execute and/or cause to be
                ------------------
delivered to Parent or the Company such instruments and other documents and shall take such other actions as Parent or the Company may reasonably request to effectuate the intent and purposes of this Agreement.

          3.9   Entire Agreement.  This Agreement, the Merger Agreement and any
                ---------------
Voting Agreement (including any irrevocable proxy contained therein) between Affiliate and Parent constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

          3.10  Non-Exclusivity.  The rights and remedies of Parent and the
                ---------------
Company hereunder are not exclusive of or limited by any other rights or remedies which Parent may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Nothing in this Agreement shall limit any of Affiliate's obligations, or the rights or remedies of Parent or the Company, under any Voting Agreement (including any irrevocable proxy contained therein) between Parent and Affiliate (to the extent that Affiliate shall have entered into such an agreement), and nothing in any such Voting Agreement (including any irrevocable proxy contained therein) shall limit any of Affiliate's obligations, or any of the rights or remedies of Parent, under this Agreement.

          3.11  Amendments.  This Agreement may not be amended, modified,
                ----------
altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent, the Company and Affiliate.

          3.12  Binding Nature.  This Agreement will be binding upon Affiliate
                --------------
and Affiliate's representatives, executors, administrators, estate, heirs, successors and assigns, and shall inure to the benefit of the Company, Parent and their respective successors and assigns.

          3.13  Attorney's Fees and Expenses.  If any legal action or other
                ----------------------------
legal proceeding relating to the enforcement of any provision of this Agreement is brought against Affiliate, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

          3.14  Assignment.  This Agreement and all obligations of Affiliate
                ----------
hereunder are personal to Affiliate and may not be transferred or delegated by Affiliate at any time. The

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Company or Parent may freely assign any or all of its rights under this
Affiliate Agreement, in whole or in part to any other person or entity without obtaining the consent or approval of Affiliate.

          3.15  Survival. Each of the representations, warranties, covenants
                --------
and obligations contained in this Agreement shall survive the consummation of the Merger.

                           [Signature Page Follows]

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          IN WITNESS WHEREOF, the undersigned have executed this Company
Affiliate Agreement as of the date first set forth above.

                                    CHEMDEX CORPORATION



                                    By: /s/ David Perry
                                        -----------------------------

                                    Title:___________________________



                                    PROMEDIX.COM, INC.



                                    By: /s/ William C. Klintwort
                                        -----------------------------

                                    Title:___________________________



                                    AFFILIATE: /s/ Ed Kuklenski
                                               ----------------------

                                    Address:_________________________

                                    _________________________________

                                    _________________________________

                                    Facsimile:_______________________


                                    COMPANY STOCK BENEFICIALLY OWNED
                                    BY AFFILIATE:

                                    _______________ shares of Common Stock
                                    _______________ shares of Common Stock
                                    issuable upon exercise of outstanding
                                    options


                      ****COMPANY AFFILIATE AGREEMENT****

                                      -7-
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IN WITNESS WHEREOF, the undersigned have executed this Company Affiliate
Agreement as of the date first set forth above.

                                    CHEMDEX CORPORATION



                                    By:______________________________

                                    Title:___________________________



                                    PROMEDIX.COM, INC.



                                    By:______________________________

                                    Title:___________________________



                                    AFFILIATE:  /s/ John Benear
                                                ---------------------

                                    Address:_________________________

                                    _________________________________

                                    _________________________________

                                    Facsimile:_______________________


                                    COMPANY STOCK BENEFICIALLY OWNED
                                    BY AFFILIATE:

                                    _______________ shares of Common Stock
                                    _______________ shares of Common Stock
                                    issuable upon exercise of outstanding
                                    options


                      ****COMPANY AFFILIATE AGREEMENT****

IN WITNESS WHEREOF, the undersigned have executed this Company Affiliate Agreement as of the date first set forth above.

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                                    CHEMDEX CORPORATION



                                    By:__________________________________

                                    Title:_______________________________



                                    PROMEDIX.COM, INC.



                                    By:__________________________________

                                    Title:_______________________________



                                    AFFILIATE:  /s/ Peter Mills @Ventures III,
                                             ---------------------------------
                                    L.P
                                    ---

                                    Address:_____________________________

                                    _____________________________________

                                    _____________________________________

                                    Facsimile:___________________________


                                    COMPANY STOCK BENEFICIALLY OWNED
                                    BY AFFILIATE:

                                    _______________ shares of Common Stock
                                    _______________ shares of Common Stock
                                    issuable upon exercise of outstanding
                                    options


                      ****COMPANY AFFILIATE AGREEMENT****

IN WITNESS WHEREOF, the undersigned have executed this Company Affiliate Agreement as of the date first set forth above.

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                                    CHEMDEX CORPORATION



                                    By: _____________________________

                                    Title: __________________________



                                    PROMEDIX.COM, INC.



                                    By: _____________________________

                                    Title: __________________________




                                    AFFILIATE: /s/ Barrie Brewer
                                             ------------------------

                                    Address:_________________________

                                    _________________________________

                                    _________________________________

                                    Facsimile:_______________________


                                    COMPANY STOCK BENEFICIALLY OWNED
                                    BY AFFILIATE:

                                    _______________ shares of Common Stock
                                    _______________ shares of Common Stock
                                    issuable upon exercise of outstanding
                                    options


                      ****COMPANY AFFILIATE AGREEMENT****

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